EXHIBIT 28(h)(v)
AMENDED AND RESTATED EXHIBIT A
     THIS AMENDED AND RESTATED EXHIBIT A, dated as of September 24, 2010, is Exhibit A to that certain Transfer Agency Services Agreement dated as of July 19, 2007, between BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) and FundVantage Trust.
Funds — Classes
Cutwater Municipal Bond Inflation Protection Fund — Class I
(f/k/a MBIA Municipal Bond Inflation Protection Fund — Class I)
Cutwater Municipal Bond Inflation Protection Fund — Class R
(f/k/a MBIA Municipal Bond Inflation Protection Fund — Class R)
Cutwater High Yield Fund — Class I
(f/k/a MBIA High Yield Fund — Class I)
Cutwater High Yield Fund — Class R
(f/k/a MBIA High Yield Fund — Class R
Cutwater Multi-Sector Inflation Protection Fund — Class I
(f/k/a MBIA Multi-Sector Inflation Protection Fund — Class I)
Cutwater Multi-Sector Inflation Protection Fund — Class R
(f/k/a MBIA Multi-Sector Inflation Protection Fund — Class R)
Cutwater Investment Grade Bond Fund — Class I
(f/k/a MBIA Core Plus Fixed Income Fund — Class I)
Cutwater Investment Grade Bond Fund — Class R
(f/k/a MBIA Core Plus Fixed Income Fund — Class R)
Lateef Fund — Class A
Lateef Fund — Class I
Lateef Fund — Class C
Boston Advisors US Small Cap Equity Fund — Institutional Class
Boston Advisors International Equity Fund — Institutional Class
Corverus Strategic Equity Fund — Class A
Corverus Strategic Equity Fund — Class I
WHV International Equity Fund — Class A
WHV International Equity Fund — Class I
Pemberwick Fund
Private Capital Management Value Fund — Class A
Private Capital Management Value Fund — Class C
Private Capital Management Value Fund — Class I
Private Capital Management Value Fund — Class R
Estabrook Value Fund — Class A
Estabrook Value Fund — Class C
Estabrook Value Fund — Class I
Estabrook Value Fund — Class R

Estabrook Investment Grade Fixed Income Fund — Class A
Estabrook Investment Grade Fixed Income Fund — Class C
Estabrook Investment Grade Fixed Income Fund — Class I
Estabrook Investment Grade Fixed Income Fund — Class R
Tax-Free Securities Fund — Class Y
Tax-Free Short Intermediate Securities Fund — Class Y
Olympia American Real Estate Fund — Class A
Olympia American Real Estate Fund — Class C
Olympia American Real Estate Fund — Class D
Olympia American Real Estate Fund — Class I
DuPont Capital Emerging Markets Fund — Class A
DuPont Capital Emerging Markets Fund — Class C
DuPont Capital Emerging Markets Fund — Class D
DuPont Capital Emerging Markets Fund — Class I
Polen Growth Fund — Class A
Polen Growth Fund — Class I
Boston Advisors Broad Allocation Strategy Fund
Compak Dynamic Asset Allocation Fund — Class A
Compak Dynamic Asset Allocation Fund — Class I
Gotham U.S. Value 1000 Fund — Class I
Gotham Global Value 500 Fund — Class I
Gotham International Value 400 Fund — Class I
Formula Investing U.S. Value 1000 Fund — Class A
Formula Investing U.S. Value 1000 Fund — Class C
Formula Investing U.S. Value 1000 Fund — Class I
Formula Investing U.S. Value Select Fund — Class A
Formula Investing U.S. Value Select Fund — Class C
Formula Investing U.S. Value Select Fund — Class I
Formula Investing Global Value 500 Fund — Class A
Formula Investing Global Value 500 Fund — Class C
Formula Investing Global Value 500 Fund — Class I
Formula Investing Global Value Select Fund — Class A
Formula Investing Global Value Select Fund — Class C
Formula Investing Global Value Select Fund — Class I
Formula Investing International Value 400 Fund — Class A
Formula Investing International Value 400 Fund — Class C
Formula Investing International Value 400 Fund — Class I
Formula Investing International Value Select Fund — Class A
Formula Investing International Value Select Fund — Class C
Formula Investing International Value Select Fund — Class I
WHV Emerging Markets Equity Fund — Class A
WHV Emerging Markets Equity Fund — Class I
[Signature Page to Follow]

BNY MELLON INVESTMENT SERVICING (US) INC.
By:
Name:
Title:

FUNDVANTAGE TRUST
By:
Name:
Title: